EXHIBIT 10.8
Execution Version
KKR Alternative Assets LLC
30 Hudson Yards
New York, New York 10001

December 30, 2025

K-PEC HedgeCo LLC
K-PEC Asset Funding LLC
30 Hudson Yards
New York, New York 10001

RE:    Borrower Assignment

Ladies and Gentlemen:

Reference is made to that certain (i) Amended and Restated Uncommitted Unsecured Line of Credit, dated as of March 21, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Line of Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned therein), by and among KKR Alternative Assets LLC, as lender (the “Lender”), and the Borrowers listed on Exhibit D thereto and (ii) Amended and Restated Promissory Note, dated as of March 21, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Master Note”), delivered by K-PEC HedgeCo LLC, a Cayman Islands exempted limited liability company (the “Assignor”) in favor of the Lender.

The Lender has been informed by the Assignor that, pursuant to Section 8(g) of the Line of Credit Agreement, Assignor wishes to assign its rights and obligations under the Loan Documents to K-PEC Asset Funding LLC, a Cayman Islands exempted limited liability company (the “Assignee”)(the “Assignment”).

Effective as of December 30, 2025, the Lender hereby (i) consents to the Assignment, (ii) approves the Assignee as a Borrower under the Loan Documents and (iii) agrees to restate Exhibit D to the Line of Credit Agreement in its entirety, as set forth on Annex A hereto, to reflect the removal of the Assignor and the addition of the Assignee. In connection with the foregoing, the Lender hereby further accepts and acknowledges (i) the appending to the Master Note of a signature page executed by the Assignor and (ii) the restatement of Schedule II to the Master Note to reflect the addition of the Assignee, as a Borrower, as set forth on Annex B hereto.

By signing this letter agreement, the Assignee hereby ratifies and agrees to be bound by, all of the terms, provisions and conditions contained in the Line of Credit Agreement applicable to it as a Borrower.

The Lender forever releases, waives, remises, acquits and discharges the Assignor of and from all manner of actions, causes of action, claims, claims of usury, suits, bonds, bills, covenants, controversies, agreements, promises, trespasses, damages (whether general, special or punitive), judgments, executions, demands, indebtedness (either as principal obligor or as surety or other accommodation party), liabilities, obligations, costs, expenses, attorneys’ fees and expenses (whether or not litigation is commenced) and indemnities (other than with respect to (x) contingent indemnity obligations under the Loan Documents that, by their express terms, survive termination of the Line of Credit Agreement, and (y) to the extent not paid on or before the date hereof, fees and expenses of counsel to the Lender in connection with the termination of the Loan Documents) of every kind and nature whatsoever, whether fixed or contingent, known or unknown, suspected or unsuspected, foreseen or unforeseen and whether based on contract, tort, statute or other legal or equitable theory of recovery (collectively, the “Claims”) in connection with, arising out of, or in any way relating, directly or indirectly to, the Loan Documents to the extent such Claims arise on or after the date hereof.

For the avoidance of doubt, all other provisions contained in the Line of Credit Agreement shall continue in full force and effect. This letter agreement, the Line of Credit Agreement and the other documents referred to therein embody the entire agreement among the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one document. Delivery of an executed signature page to this letter agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement. This letter agreement shall be governed by the laws of the State of New York.

[Rest of page intentionally left blank.]

Sincerely yours,

KKR ALTERNATIVE ASSETS LLC

/s/ Peter Sundheim
Name: Peter Sundheim
Title: Vice President

[K-PEC Letter Agreement – Signature Page]

AGREED AND ACCEPTED AS OF
THE DATE FIRST ABOVE WRITTEN:

ASSIGNOR:

K-PEC HEDGECO LLC

/s/ Beth Van Aken
Name: Beth Van Aken
Title: Chief Financial Officer

ASSIGNEE:

K-PEC ASSET FUNDING LLC

/s/ Sung Bum Cho
Name: Sung Bum Cho
Title: Manager

[K-PEC Letter Agreement – Signature Page]

[K-PEC Letter Agreement – Signature Page]

Annex A

EXHIBIT D TO LETTER AGREEMENT
Borrowers:
K-PEC Asset Funding LLC

Annex B

SCHEDULE II TO MASTER NOTE

Borrower	Jurisdiction of Organization
K-PEC Asset Funding LLC	Cayman Islands